Acquisitions and disposals	6 Months Ended
Sep. 30, 2018
Acquisitions and disposals
Acquisitions and disposals

8   Acquisitions and disposals

Acquisitions

The aggregate cash consideration in respect of purchases in subsidiaries, net of cash acquired, is as follows:

	Six months ended 30 September
	2018	2017
	€m	€m
Cash consideration paid
Acquisitions during the year	69	6
Net cash acquired	(7)	—
	62	6

During the six month period ended 30 September 2018 the Group completed certain acquisitions for an aggregate net cash consideration of €69 million. The aggregate fair values of goodwill, identifiable assets, and liabilities of the acquired operations were €88 million, €96 million and €131 million respectively. In addition, the Group incurred fees of €16 million.

Disposals

Vodafone India

On 31 August 2018, the Group combined its operations in its subsidiary, Vodafone India (excluding its 42% stake in Indus Towers), with Idea Cellular Limited (‘Idea’), to create Vodafone Idea Limited, a company jointly controlled by Vodafone and the Aditya Birla Group (‘ABG’).

As a result, the Group no longer consolidates its previous interest in Vodafone India, which is presented within discontinued operations (see Note 5 “Discontinued operations and assets and liabilities held for sale”) and now accounts for its 45.2% interest in Vodafone Idea Limited as a joint venture using the equity method.

On disposal, Vodafone India was valued based on the number of shares the Group held in the merged entity post completion and the Idea share price on 31 August 2018 (INR 51.50). The value was also adjusted for the proceeds from the sale of the 4.8% stake in Vodafone Idea from the Vodafone Group to the Aditya Birla Group. As the price per share and proceeds from the sale to the Aditya Birla Group are readily observable and no further adjustments were made, the valuation is considered to be a “level 1” valuation as per IFRS 13.

As a result of the transaction, the Group recognised a net loss on the formation of Vodafone Idea Limited of €3,420 million as set out below, including a loss on disposal of €1,276 million and a foreign exchange loss of €2,079 million.

€m
Other intangible assets	(6,138)
Property, plant and equipment	(3,091)
Trade and other receivables	(1,572)
Other investments	(6)
Cash and cash equivalents	(751)
Current and deferred taxation	(2,790)
Short and long-term borrowings	7,896
Trade and other payables	1,669
Provisions	720
Net assets contributed into Vodafone Idea	(4,063)
Fair value of investment in Vodafone Idea	2,467
Net cash proceeds arising from the transaction	320
Other effects[1]	(2,144)
Net loss on formation of Vodafone Idea[2]	(3,420)

Note:

1. Includes €2,079 million of recycled foreign exchange losses.

2. Include a loss of -€603 million related to the re-measurement of our retained interest in Vodafone India.